UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2025 (January 13, 2025)

WEIS MARKETS, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania

(State or other jurisdiction of incorporation)

1-5039	24-0755415
(Commission File Number)	(IRS Employer Identification No.)

1000 South Second Street
Sunbury, PA	17801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (570) 286-4571

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock, no par value	WMK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Promotion of Chief Operating Officer

Robert G. Gleeson, age 59, was promoted to Chief Operating Officer of Weis Markets, Inc. (the “Company”) on January 13, 2025. Biographical and other information regarding Mr. Gleeson required by Items 401(b) and 401(e) of Regulation S-K is contained in the Company’s Form 10-K, filed with the Securities and Exchange Commission on February 28, 2024, and such information is incorporated by reference into this Current Report on Form 8-K. Mr. Gleeson does not have any family relationships with any of the Company’s directors or executive officers and has no direct or indirect material interest in any current or proposed transaction with the Company which requires disclosure pursuant to Item 404(a) of Regulation S-K. No arrangement or understanding exists between Mr. Gleeson and any other person pursuant to which Mr. Gleeson was selected as the Chief Operating Officer.

No changes to Mr. Gleeson’s existing compensation arrangements have been made in connection with his appointment to the role of Chief Operating Officer.

Upon Mr. Gleeson’s promotion to Chief Operating Officer on January 13, 2025, Jonathan H. Weis, Chairman, President and Chief Executive Officer, ceased to serve as interim Chief Operating Officer of the Company.

The Company’s press release announcing the change is filed as an exhibit to this report.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibit.

99.1 Weis Markets, Inc. January 17, 2025 news release announcing Bob Gleeson as Chief Operating Officer

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEIS MARKETS, INC.

By: /s/ Michael T. Lockard
Name: Michael T. Lockard
Title: Senior Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)

Dated: January 17, 2025